UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2006


                           Mpower Holding Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-32941                52-2232143
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)          Identification Number)


             175 Sully's Trail, Suite 300, Pittsford, New York 14534
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                 (Address of principal executive offices)   (zip code)

       Registrant's telephone number, including area code: (561) 447-5300

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On May 5, 2006, Mpower Holding Corporation ("Mpower") issued a press release announcing that it had entered into a definitive agreement to be acquired by a subsidiary of U.S. TelePacific Holdings Corp. (collectively, "TelePacific") for $1.92 per share in cash.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release, dated May 5, 2006, issued by Mpower Holding Corporation.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Mpower Holding Corporation



                                      By:   /s/ Russell I. Zuckerman
                                         ---------------------------------------
                                         Name:  Russell I. Zuckerman
                                         Title: Senior Vice President, General
                                                Counsel and Secretary
Date:    May 5, 2006



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                                  EXHIBIT INDEX

Exhibit
  No.                                 Description
  ---                                 -----------

 99.1    Press Release, dated May 5, 2006, issued by Mpower Holding Corporation.






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